Exhibit 99.2
Lehman Brothers 2007 CEO Energy Conference New York, NY September 5, 2007

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. Although Helix believes that the expectations reflected in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2006 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward- looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2006, which was filed on March 1, 2007 and 10-K/A which was filed on June 18, 2007.

Helix Strategy Contracting Services Oil & Gas Financial Information Appendix Presentation Outline H E L I X E N E R G Y S O L U T I O N S

Helix Strategy H E L I X E N E R G Y S O L U T I O N S

Two Stranded Strategy Reservoir & Well Tech Services Drilling Production Facilities Construction Well Ops External Market Internal Market = Reduced Cyclicality Steady Growth And Superior Financial Returns 'Marginal' Field Focus Niche Assets & Services Lower Life Cycle Costs Backlog At Market Rates Oil & Gas Production Contracting Services & 'Cost Reduction' Focus

Near Term Strategic Initiatives H E L I X E N E R G Y S O L U T I O N S Key Steps Continue to Add Capacity to Key Contracting Services Generate Prospects and Focus Exploration Drilling on: Low Risk Shallow Water Program Deepwater Prospects which can be drilled with Q4000 Convert PUDs to PDPs Monetize Services and Assets which do not Minimize F&D Costs Continue to Expand Model Internationally

Contracting Services H E L I X E N E R G Y S O L U T I O N S

8

Focus on Exploitation Cost Reductions

Reservoir & Well Technology



Drilling/Completion



Production Facilities



Construction



Well Ops



Key Assets

Reservoir & Well Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
120 + Engineers	*Q4000*	Mobile Production Units	*Intrepid* *Express* *Caesar* ROVs	*Q4000* *Seawell*

Value Creating Methodologies

Reservoir & Well Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
Reservoir Management	Slimbore Wells	Floater Re-Deployment	Pipe Burial	Non-Drill Rig Intervention

'Full cycle cost can be reduced by at least 20% compared to conventional approaches'

HELIX ENERGY SOLUTIONS

9

Organic Growth via Asset Additions

	Reservoir Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
					
Current Assets	120 + Engineers	*Q4000*	- Marco Polo TLP (50%) - Independence Hub Semi (20%)	Pipelay - *Intrepid* -*Express* ROV - 33ROVs - 5 Trenchers - 2 ROV Drill Units - 4 Chartered Vessels Shelf Construction - 73% of Cal Dive	- *Q4000* - *Seawell* - Mobile SIL
Planned Additions	As market dictates	- *Q4000* Drilling Upgrade - *H4500?*	- *Helix Producer I* - *Shiraz*	- *Caesar* - 2000HPTrencher - 4 ROVs	-*Well Enhancer*

Doubling Service Asset Base (see CAPEX details in Appendix)

Major Capital Projects - Contracting Services DP FPU Helix Producer I MSV Caesar MSV Well Enhancer MSV Q4000

Contracting Services Backlog (excl. Cal Dive) Internal External Equity Earnings PF(1) East 245.5 1178.1 333.6 Deepwater Pipelay Production Facilities(1) Global Well Ops Canyon Offshore East 415.6 583.6 567.3 190.7 Notes Production Facilities backlog consists of (i) expected equity earnings from Deepwater Gateway, L.L.C. and Independence Hub LLC and (ii) contracted revenue from the Helix Producer I Assumptions Backlog based on contracted work including LOIs Internal work for ERT (Q4000, Intrepid, Helix Producer I) Assumes minority partner on Phoenix Does not include any turnkey or EPIC projects; or low margin procurement mark-ups Full year 2007 budgeted revenue and equity earnings is $530 MM $ in millions as of 7/1/2007 Total: $1.75 Billion 2007 2008 2009 2010 Post 2010 East 296.6 586.6 325.5 220.3 327.9

Oil & Gas H E L I X E N E R G Y S O L U T I O N S

Reserve Profile 2002 2003 2004 2005 2006 Helix 157 150 116 225 536 Remington 2004 2005 2006 2007 Helix 41 35 52 70 Remington Range 2002 2003 2004 2005 2006 Proved Developed 0.43 0.5 0.64 0.45 0.44 Proved Undeveloped 0.57 0.5 0.36 0.55 0.56 2002 2003 2004 2005 2006 Oil 0.46 0.5 0.54 0.4 0.41 Gas 0.54 0.5 0.46 0.6 0.59 Total Proven Reserves as of Year-End (Bcfe) Proved Reserves Annual Production (Bcfe) Proved Developed/PUD Ratio Estimate * Oil / Gas Reserves Mix * Estimates reflect low end of guidance range

Oil & Gas: Focus on Marginal Fields Mature Properties (Shallow Water) Mature Properties (Deepwater) H E L I X E N E R G Y S O L U T I O N S Marginal Development (Deepwater) Camelot Acquisition in North Sea : : : Phoenix Acquisition in Gulf of Mexico Drilling/Development of Noonan and Danny in Gulf of Mexico 'Marginal' : Fields/Prospects that are not material/significant to larger E&P Companies. Offers contracting opportunities over the course of a full cycle. Offers contracting opportunities over the course of a full cycle. Offers contracting opportunities over the course of a full cycle. Example

Mature Properties (Shallow Water) - Camelot Field H E L I X E N E R G Y S O L U T I O N S Strategy in Action Mature property no longer wanted by major operator Value will be unlocked by rejuvenation of existing production and tie back of nearby PUD reserves. Important first North Sea transaction.

16

Strategy in Action

Mature Properties (Deepwater) – *Phoenix* Field


HELIX ENERGY SOLUTIONS
2006 ANNUAL REPORT

- Production facility on *Typhoon* Field destroyed during 2005 hurricane season.
- Field acquired and renamed *Phoenix*.
- Value will be unlocked by the use of a mobile production unit that should produce several fields sequentially over its lifetime.
- Upside from several satellite prospects that can be drilled with the *Q4000*.

HELIX ENERGY SOLUTIONS

17

Strategy in Action

Deepwater Developments – *Noonan* & *Danny* Fields



- Low risk, mid water drilling prospects generated in-house.
- Discoveries of at least 150 Bcfe announced in 1H/07
- Fields relatively close to existing infrastructure and therefore can be developed cheaply and quickly.
- Expected F&D cost < $2.00 Mcfe.
- First Production within 18 months of discovery.
- We have several similar prospects that can be 'Exploited' using our services group.

HELIX ENERGY SOLUTIONS

NOONAN 100% W.I. Exploration Program 12 of 12 Exploratory Wells Were Discoveries (1/07-7/07), 19 of 21 Since 7/06 Est. Discovered 2007 Reserves: 140 BCFE Proven: 330 BCFE P+P+P Est. Proven Finding & Development Cost < $2.50 MCFE E. Cameron 157 60 % W.I. Main Pass 232 50% W.I. E. Cameron 316 100 % W.I. East Cameron 339 2 wells, 100 % W.I. 1/07 to 7/07 DANNY 100% W.I. E. Cameron 169 100% W.I. High Island A-466 75% W.I. Brazos 436 90% W.I. Vermilion 348 100% W.I. S. Marsh Island 123 100% W.I. 1st Qtr. 07 Discoveries. 2nd Qtr. 07 Discoveries

H E L I X E N E R G Y S O L U T I O N S Bottom-up reserve risk assessment based on historical success rates. 5-7 year drilling inventory Prospect Portfolio1 Notes: As acquired with Remington Oil & Gas. Based on July, 2006 Investor Presentation. F & D cost of $2.50 / Mcfe used throughout. Over $1 Billion of life of field services involved.

H E L I X E N E R G Y S O L U T I O N S Financial Information

Consistent Top Line Growth 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Contracting Services 63.9 93.9 139 128 110 164 240 259 300 500 936 1066 Oil & Gas 12.2 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 430 610 33% CAGR Revenues in Millions H E L I X E N E R G Y S O L U T I O N S Estimate

Bottom Line 2003 2004 2005 2006 2007 32.8 79.9 150 253 305 Net Income in Millions H E L I X E N E R G Y S O L U T I O N S Estimate * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. *

Significant Cash Generation 2003 2004 2005 2006 2007 Contracting Services 37 53 159 323 430 Oil & Gas 90 186 194 342 420 EBITDAX in Millions (see GAAP reconciliation at www.HelixESG.com) Estimate * * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year.

2002 2003 2004 2005 2006 5 7 13 17 15 Return on Capital Invested 5 7 13 17 15 Percentage (see calculation at Company's website - www.HelixESG.com) H E L I X E N E R G Y S O L U T I O N S * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. *

MARAD Other Long Term Debt Term B Facility ($ in millions) 6/30/07 12/31/06 12/31/05 Net Debt To Book Capitalization 40% 38% 43% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver

($ in Millions) Contracting Services 2007 2007 2007 Comments Drilling Drilling $68 $68 Q4000 Upgrade, H4500 Study Production Facilities Production Facilities 100 100 Helix Producer I, Shiraz Construction Construction 152 152 Caesar, ROVs, Plencher Well Operations Well Operations 105 105 Well Enhancer, Seatrac Maintenance CAPEX & other Maintenance CAPEX & other 75 75 Total Contracting Services Total Contracting Services $500 $500 Oil & Gas Oil & Gas Exploration Exploration $190 $190 Low Risk Shelf & Noonan / Danny Development (PUD PDP) Development (PUD PDP) 310 310 300 Bcfe of PUDs Total Oil & Gas Total Oil & Gas $500 $500 Total 2007 CAPEX Total 2007 CAPEX $1,000 $1,000 2007 CAPEX Program

Helix Energy Solutions

APPENDIX H E L I X E N E R G Y S O L U T I O N S

Q4000 Seawell SEA SIL Well Enhancer Structure / Resources Structure / Resources Contracting Services Marco Polo Ind. Hub Helix Producer I Shiraz Cal Dive (73%) Well Operations Drilling Reservoir Engineering & Well Techn. 4 DP DSVs 4 Sat DSVs 15 Diving Vessels 3 Pipelay Barges 5 Pipelay Barges 3 Derrick Barges 1 MSV Oil & Gas Production Deepwater Contracting >120 Engineers Construction Production Facilities MSV Q4000 Mature Properties Deepwater PUDs Prospect Generation/ Exploration Intrepid Express Caesar 35 ROVs 5 Trenchers 4 ROVs & Plencher >500 Bcfe >20 Deep Prospects >40 Shelf Prospects Note: Planned/Potential asset additions in red

Oil & Gas H E L I X E N E R G Y S O L U T I O N S

Helix Hedges - As Of July 31, 2007 H E L I X E N E R G Y S O L U T I O N S

Major Shelf Development Projects Project Name Working Interest % Estimated Initial Rate Predominant Hydrocarbon Phase (Net MMCFE/D) Est. 1st Production East Cameron 339 100 13 Oil Q3 2007 East Cameron 157/169 60/100 15 Gas Q3 2007 East Cameron 316 100 13 Gas Q3 2007 Brazos 436 90 6 Gas Q3 2007 High Island 466 75 8 Gas Q4 2007 Vermilion 348 100 8 Gas Q4 2007 Main Pass Project 20-50 14 Gas Q4 2007

Deepwater Development Projects Project Name Working Interest Estimated Initial Rate Predominant Hydrocarbon Phase 1st Production % (Net MMCFE/D) Est. Atwater Valley 426 "Bass Lite" 18 20 Gas Q1 2008 Garden Banks 506 "Danny" "Noonan" 100 100 Oil & Gas Q3 2008 Green Canyon 236/237 "Phoenix" 100 175 Oil Q3 2008

Contracting Services H E L I X E N E R G Y S O L U T I O N S

35

Services - Reservoir and Well Technology

Transforming subsurface uncertainty into value

HELIX RDS
A HELIX COMPANY

Helix RDS is a world class provider of reservoir and well technology services to the upstream oil and gas industry. The combination of our business scale, service scope, track record and independence make Helix RDS a unique service partner. This capability and experience continues to transform subsurface uncertainty into significant value for our clients around the globe.

- CoreTeams™ - outsourced integrated reservoir management and well technology capabilities
- OnDemand™ - consultancy services
- Pulse™ - online analysis of upstream data
- FaultFinder™ - high definition analysis of faulting
- FlowDoctor™ - flow assurance service
- LogDoctor™ - formation evaluation services
- ProductionMentor™ - production optimization
- PromotePartner™ service offered to oil and gas companies to help maximise the value of an asset through a promote, farm out or divestment process.
- SandMentor™ - sand production analyzer
- WellDoctor™ is our well integrity assurance service

HELIX ENERGY SOLUTIONS

Casing/Riser Water Depth TD BML Hole Size 9 5/8" = 8500 ft 12000 ft 43/4" 13 3/8" = 6000 ft 14000 ft 6 / 8 1/2" 16" = 4000 ft 16000 ft 6 / 8 1/2" 13 5/8" surface BOP 13 5/8" Sub sea shut off and disconnect device Combination of proven surface BOP and slimhole D&C technology Modular packages Preserve multi-service capability Limit subsea equipment Subsea shutoff device only Niche deepwater application 2000 - 6000 ft + Normally pressured Shallow BML reservoir 12 - 16000 ft +/- Services - Drilling and Completion

Marco Polo TLP (50%) Located in 4,300 ft. in Green Canyon 608 Processing capacity: 120,000 BOPD 300 MMCFD Host facility for Marco Polo K2 Unit Genghis Khan (2007) Services - Production Facilities Independence Hub (20%) Located in 8,000 ft. in Mississippi Canyon Block 920 Processing capacity of 1 BCF Host for 10 gas fields in Eastern Gulf of Mexico Commenced production in July 2007 Helix Producer (78%) To be located on Phoenix field in 2,000 ft. in Green Canyon Block 236 Processing capacity: 45,000 BOPD 70 MMCFD Existing New FPSO Shiraz (50%) FEED study completed; awaiting customer Processing capacity 20,000 BOPD Storage capacity 200,000 barrels

Technically diverse DP Fleet consisting of reeled pipelay vessels Express and Intrepid and S-Lay vessel Caesar (2008) Specialized Assets Target Niche Markets Global Operations Under Cal Dive International; Helix owns 73% interest in Cal Dive Sat and Surface Diving Construction and abandonment Inspection, repair and maintenance Work Class ROV Systems Trenching/Burial Expertise DP Vessels Global Operations Deepwater Construction Robotics Shelf Construction Services - Construction

Life of field services Recognized industry leader Alternative to drill rig 25% - 50% cost advantage Riser based technology Market growing rapidly with tree deployments Established position in largest world market Property sales to Independents SIL based technology Signed 4 year $250 million well intervention contract with Shell for North Sea Announced construction of new well intervention vessel UK Market Seawell Q4000 Services - Well Operations US Market SEA Market SEATRAC Emerging well intervention market Acquired SEATRAC and renamed Well Ops SEA Own VDS and SIL based technology Subcontractor for 3-year Woodside well intervention program

40

MSV Well Enhancer


160 Te. Huisman multi purpose tower
100 Te. Crane rated fro 600 m. water depth
18 man saturated dive system with hyperbaric lifeboat for operation in 300 m. water depth
2 work-class ROV's (Canyon Offshore)
Accommodation for 120 personnel

Specifications:

- DP3 Well Intervention Vessel
- Length of 132 meter
- 7" 10,000 psi subsea intervention lubricator
- Electric line, slick line and coiled tubing capabilities
- Cement and compressor plant

Project Info:

- Vessel excepted to be available 1Q2009
- Expected CAPEX of $185 million
- 140 days of work contracted in 2009/10

41

DP FPU Helix Producer I ("HPI")


June 2007


DTS

Project Info:

- Vessel at Victor Lenac shipyard in Croatia and expected to arrive in the US in 1Q 2008
- Fabrication of ten topsides modules ongoing at Kiewit Offshore Services in Ingleside, Texas
- Installation of modules onto HPI and hook-up to take at Kiewit yard in 2Q2008 with offshore deployment on Phoenix field in 3Q2008
- CAPEX $190 million (8/8th and inclusive of vessel acquisition cost)

Specifications:

- DP2 Vessel
- Length of 162 meter
- Processing capacity:
    - 45,000 BOPD
    - 70 MMCFD
- Disconnectable transfer system (DTS)
- Connected to export pipelines with flexible risers
- High pressure gas compression and oil pumping


DTS
Departs with HPI
Stays with Buoy

Characteristics

- Low cost floating production unit (FPU)
- Disconnectable (less hurricane risk)
- Re-deployable as FPU worldwide (also as early production test vessel)

MSV Caesar S-Lay Vessel Conversion Specifications: Length: 146 meter Transit Speed 13 knots Tension: 405 mT A&R Winch Pipe Range: 4" to 36" Stinger Length: 90 meter Main Crane: 300 mT Pipe Transfer Crane: 36 mT A-Frame: 450 mT Project Info: Vessel at COSCO yard in Nantong China First project in 2Q2008 Project Conversion Cost: $165 million (inclusive of vessel acquisition cost) Contracted Work: ERT Danny Noonan; dual 8-inch 34 mile flowlines in 3,000 ft. in GOM (2008) Murphy Thunder Hawk (GOM); flowlines & export pipelines with SCR's in 6,000 ft. (2008) BP Skarv Udan; 80 km 26-inch gas export pipeline in 1400 ft. offshore Norway (2009) Tensioners Shipyard Sponson Fabrication

43

Q4000 Vessel and Drilling Upgrade

Vessel Upgrade

- Installation of 2 x 900 HP bow thrusters (making total of 8 thrusters)
- Installation of two 54" OD cross braces
- Upgrade from MOU to MODU
- Installation of variable frequency drives on existing thrusters to reduce load and fuel consumption and wear
- Re-building of all existing thrusters
- Overhaul of all engines
- Regulatory dry-dock frequency to be extended from 30 months to 60 months


HELIX

Project Info:

- Upgrades to coincide with regulatory dry-dock in 3-4Q2007
- Total cost of drilling and vessel upgrades, overhauls and regulatory dry-dock is ~$80 million

2008 Contracted Work

- ~180 days for ERT (Helix) in (top hole) drilling / completion mode (contracted)
- 60 days for Shell in well intervention mode (contracted)
- 120 days for third parties in (top hole) drilling / completion and / or well intervention mode (bidding)

Drilling Upgrade

- Installation of surface mud return system and cement modules (4 deck modules and 3 below deck modules)
- Installation of 8 x 200 kips riser tensioners
- 13-5/8" Surface BOP stack with subsea shut-off device


HPU CONTROL SYSTEM SSOD/SBOP
CHOKE MANIFOLD FOR SBOP
SURFACE MUD RETURN SYSTEM
RISER TENSIONERS
SBOP KILL LINE
SBOP CHOKE LINE
TELESCOPIC JOINT
SUBMERGED SBOP STACK
SBOP PILOT CONTROL SYSTEM
SSOD ACOUSTIC TRANSPONDER HULL MOUNTED
UPPER STRESS JOINT
H.P. RISER
SSOD MUX CONTROL POD
LOWER STRESS JOINT
SSOD RISER PACKAGE
ACOUSTIC PACKAGE
DOUBLE BLIND SHEAR RAMS

Riser and Subsea System

Houston Aberdeen Perth Houston Aberdeen Singapore Houston Dallas Aberdeen Houston New Iberia Singapore Perth London Aberdeen Kuala Lumpur Perth H E L I X E N E R G Y S O L U T I O N S We Are 'Exporting' Our Business Model Houston Rotterdam Perth